SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

(Amendment No. )

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SMTP, Inc.

(Name of Registrant as Specified in its Charter)

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SMTP, INC.

1810 E. Sahara Ave. Suite 111
Las Vegas, NV 89104

October 28, 2013

To our Stockholders:

Enclosed, please find an Information Statement providing information to you regarding the following corporate action taken by our Board of Directors and the holders of the majority of the voting power of SMTP, Inc. (the “Company”):

The Approval of an amendment to paragraph 4 of the Company’s 2010 Employee Stock Plan to increase the number of shares of Company common stock available for issuance under the Employee Stock Plan from 2,500,00 to 5,000,000.

The majority stockholders and our Board of Directors have also authorized our officers to fix the record date to effect the authorized action. Delaware General Corporation Law and the Company's bylaws permit holders of a majority of the voting power to take stockholder action by written consent. Accordingly, the Company will not hold a meeting of its stockholders to consider or vote upon the authorization of the corporate action described in this Information Statement.

We encourage you to read the attached Information Statement carefully, including the exhibits, for further information regarding these actions. In accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (“Exchange Act”), the approval of the action described herein by the holders of a majority of the voting power of the Company will be deemed ratified and effective at a date that is at least 20 days after the date this Information Statement has been mailed or furnished to our stockholders. This Information Statement is first being mailed or furnished to stockholders on or about October 28, 2013.

This Is Not A Notice Of A Meeting Of Stockholders And No Stockholders' Meeting Will Be Held To Consider The Matters Described Herein.

This Information Statement is being furnished to you solely for the purpose of informing stockholders of the matters described herein in compliance with Regulation 14C of the Exchange Act.

Sincerely,

/s/ Semyon Dukach

Semyon Dukach,

Chair of the Board of Directors

Las Vegas, NV

INFORMATION STATEMENT

SMTP, INC.

1810 E. Sahara Ave. Suite 111
Las Vegas, NV 89104

October 28, 2013

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This Information Statement is first being furnished on or about October 28, 2013 to the holders of record as of the close of business on October 22, 2013 (the “Record Date”) of the common stock of SMTP, Inc. (“SMTP” “we,” or “us” or the “Company”).  On October 22, 2013 certain stockholders, directly and indirectly, owning 13,325,459 shares of our outstanding common stock as of October 22, 2013, have consented in writing to the actions described below. Such approval and consent constitutes the approval and consent of a majority of the total combined voting power of our outstanding common stock and are sufficient under Delaware General Corporation Law and our certificate of incorporation and bylaws to approve the action. Accordingly, the actions will not be submitted to the other stockholders of the Company for a vote. This Information Statement is being furnished to stockholders to provide them with certain information concerning the actions in accordance with the requirements of the Securities Exchange Act of 1934 and the regulations promulgated thereunder, including Regulation 14C. No action is requested or required on your part.

GENERAL

We will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of our common stock.

We will only deliver one Information Statement to multiple security holders sharing an address unless we have received contrary instructions from one or more of the security holders. We will promptly deliver a separate copy of this Information Statement to a security holder at a shared address to which a single copy of the document was delivered upon oral or written request to:

SMTP, Inc.

1810 E. Sahara Ave. Suite 111

Las Vegas, NV 89104

Telephone No.: 877-705-9362 Ext. 205

Security holders may also address future requests for separate delivery of information statements and/or annual reports by contacting us at the address listed above.

The information contained in this Information Statement constitutes the only notice we will be providing stockholders with respect thereto.

NOTICE TO STOCKHOLDERS OF ACTIONS APPROVED BY CONSENTING STOCKHOLDERS

The following action was taken based upon the unanimous written consent of our Board of Directors dated August 15, 2013 and the written consent of stockholders owning a majority of the shares of our outstanding common stock, dated October 22, 2013.

Amendment to the Company’s 2010 Employee Stock Plan

The Board of Directors and stockholders holding an 86.97% majority of the shares of voting securities outstanding and entitled to vote unanimously adopted and approved to amend our Company’s 2010 Employee Stock Plan (the “Plan”) to amend paragraph 4 of the Plan to increase the number of shares of Common Stock available for issuance under the Plan from 2,500,000 to 5,000,000.

The text of the amendment (the “Second Plan Amendment”) is attached to this Information Statement as Exhibit A. The Second Plan Amendment will become effective 20 days after the date on which this Information Statement has been mailed to the stockholders. The Plan’s first amendment (the “First Plan Amendment”) was adopted by the Board of Directors on April 28, 2011 and subsequently adopted by the Shareholders on May 25, 2011.

On August 15, 2013 our Board of Directors adopted and approved the Second Plan Amendment. The approval of the Second Plan Amendment required the affirmative vote of a majority of the shares of voting securities outstanding and entitled to vote, and on October 22, 2013, stockholders holding an 86.97% majority of the shares of voting securities outstanding and entitled to vote unanimously adopted and approved the Second Plan Amendment. As such, no vote or further action of the stockholders of the Company is required to approve the Second Plan Amendment. You are hereby being provided with notice of the approval of the Second Plan Amendment.

The Board of Directors approved the Plan, the First Plan Amendment, and subsequently, the Second Plan Amendment, to ensure that the Company has adequate ways in which to provide stock based compensation to its directors, officers, employees, and consultants. The Board of Directors believes that the ability to grant stock-based compensation is important to the Company’s future success. The grant of stock-based compensation, such as stock options, can motivate high levels of performance and provide an effective means of recognizing employee and consultant contributions to the Company’s success. In addition, stock-based compensation can be valuable in recruiting and retaining highly qualified technical and other key personnel who are in great demand, as well as rewarding and providing incentives to the Company’s current employees and consultants. The Board of Directors of the Company believes that the increase in the number of common shares available for issuance under the Plan is necessary to continue to offer stock-based compensation programs that will allow the Company to retain current key employees and to attract new employees critical to the growth and success of the Company.

Summary of the Plan, as amended

The principal terms and provisions of the Plan, as amended by the Second Plan Amendment (the “Amended Plan”), are summarized below. As a summary, the description below is not a complete description of all the terms of the Amended Plan and is qualified in its entirety by reference to the full text of the Amended Plan.

Types Of Awards.  Both incentive stock options, or ISOs, and nonqualified stock options, or NSOs, and stock grants and stock purchase rights may be granted under the Amended Plan. ISOs receive favorable tax treatment on exercise, and may receive favorable tax treatment on a qualifying disposition of the underlying shares. However, ISOs must comply with certain requirements regarding exercise price, maximum term and post termination exercise period, and must be issued under a stockholder-approved plan. NSOs are not subject to these requirements, nor may they receive this favorable tax treatment upon exercise.

Administration. The Amended Plan is administered by either the Board of Directors of the Company or a Stock Plan Committee (“Committee”) appointed by the Board of Directors.

Eligibility. Awards under the Amended Plan may only be made as follows: ISOs may be granted to any employee of the Company.  Officers and directors of the Company who are not employees may not be granted ISOs under the Plan. Non-Qualified Options, stock grants and authorizations to make stock purchases may be granted to any director (whether or not an employee), officer, employee or consultant of the Company  .

Number of Shares. The aggregate number of shares that may be issued pursuant to the Amended Plan is 5,000,000, subject to adjustment as described below.

Adjustments. In the event of a subdivision of the outstanding common stock, a declaration of a dividend payable in shares of common stock, a combination or consolidation of the outstanding common stock into a lesser number of shares of common stock, a recapitalization, a reclassification or a similar occurrence, the Committee shall make appropriate adjustments, subject to the limitations set forth in the Amended Plan.

Transferability. No ISO shall be assignable or transferable by the grantee except by will or by the laws of descent and distribution, and during the lifetime of the grantee each ISO shall be exercisable only by him. All other awards under the Amended Plan shall be freely transferable subject to certain limitations imposed by the Amended Plan, when applicable.

Termination of Service. Each option shall set forth the extent to which the optionee shall have the right to exercise their option following termination of the optionee’s employment with the Company. Such provisions shall be determined in the sole discretion of the Board of Directors or Committee, and need not be uniform among all options issued pursuant to the Amended Plan. Notwithstanding the foregoing, and to the extent required by applicable law, each option shall provide that the optionee shall have the right to exercise the vested portion of any option held at termination for at least ninety (90) days following termination of employment with the Company for any reason, and that the optionee shall have the right to exercise the option for at least twelve (12) months if the optionee’s employment terminates due to death or disability.

Amendment and Termination. The Amended Plan became effective on June 15, 2010, the date of its adoption by the Board of Directors, and was approved by the holders of a majority of the outstanding shares of common stock of the Company on November 23, 2010. The First Plan Amendment was adopted by the Board of Directors on April 28, 2011 and subsequently adopted by the Shareholders on May 25, 2011. The Second Plan Amendment was adopted by the Board of Directors on August 15, 2013 and subsequently adopted by the Shareholders on October 22, 2013. Unless sooner terminated pursuant to the terms of the Amended Plan, the Amended Plan will terminate on June 14, 2020. The Board of Directors may terminate or amend the Amended Plan at any time except that the holders of a majority of the outstanding shares of common stock must approve certain amendments. Except as provided for in the Amended Plan, the Board of Directors or stockholders cannot alter or impair the rights of an optionee, without his/her consent, under any award previously granted to him/her under the Amended Plan.

Tax Aspects of the Amended Plan

Federal Income Tax Consequences. The following discussion summarizes the material federal income tax consequences to the Company and the participants in connection with the Amended Plan under existing applicable provisions of the Internal Revenue Code (the “Code”) and the regulations adopted pursuant to such Code. The discussion is general in nature and does not address issues relating to the income tax circumstances of any specific individual employee or holder. The discussion is subject to possible future changes in the Code or other relevant law. The discussion does not address the consequences of state, local or foreign tax laws.

Nonqualified Stock Options. A recipient will not have any taxable income at the time an NSO is granted nor will the Company be entitled to a deduction at that time. When an NSO is exercised, the grantee will have taxable ordinary income (whether the option price is paid in cash or by surrender of already owned shares of Common Stock), and the Company will be entitled to a tax deduction, in an amount equal to the excess of the fair market value of the shares to which the option exercise pertains over the option exercise price.

Incentive Stock Options. A grantee will not have any taxable income at the time an ISO is granted or at the time the ISO is exercised. If a grantee disposes of the shares acquired on exercise of an ISO after two years after the grant of the ISO and one year after exercise of the ISO, the gain, if any, will be long-term capital gains eligible for favorable tax rates under the Code. If the grantee disposes of the shares within two years of the grant of the ISO or within one year of exercise of the ISO, the disposition is a “disqualifying disposition,” and the grantee will have taxable ordinary income in the year of the disqualifying disposition equal to the lesser of (a) the difference between the fair market value of the shares and the exercise price of the shares at the time of option exercise, or (b) the difference between the sales price of the shares and the exercise price of the shares. Any gain realized from the time of option exercise to the time of the disqualifying disposition would be long-term or short-term capital gains, depending on whether the shares were sold more than one year or up to and through one year respectively, after the ISO was exercised. The Company is not entitled to a deduction as a result of the grant or exercise of an ISO. If the grantee has ordinary income taxable as compensation as a result of a disqualifying disposition, the Company will then be entitled to a deduction in the same amount as the grantee recognizes as ordinary income.

Copy of Plan and Proposed Amendment

A complete copy of the Company’s 2010 Employee Stock Plan is attached as Exhibit 10.1 to our Registration Statement on Form S-1 filed with the U.S. Securities and Exchange Commission (the “Commission”) on December 2, 2010.  A copy of the First Plan Amendment is attached as Appendix A to our Definitive Information Statement on Schedule 14C filed with the Commission on April 29, 2011. A copy of the Second Plan amendment is attached hereto as Appendix A.

Awards Under the Amended Plan

The following table sets forth, as of the Record Date, information regarding the benefits or amounts that will be received by or allocated to each of the following persons under the Amended Plan:

Name and Position	Dollar Value ($)	Number of Units
Semyon Dukach, Chair of the Board of Directors	0	0
Jonathan Strimling Chief Executive Officer	$ 934,750	1,493,449	(1)
Ruslan Bondariev Chief Technology Officer; Vice President-Research	$ 142,031	290,000	(2)
Yvonne Gaudette Vice President of Marketing	$ 80,185	125,000	(3)
Paul D. Parisi Vice President of Innovation	$ 108,420	150,000	(4)
Maksym Ilin Vice President-Operations and Customer Service	$ 152,148	270,000	(5)
Alena Chuprakova Comptroller; Treasurer	$ 134,112	240,000	(6)
Executive Group	$1,551,646	2,568,449
Non-Executive Director Group	$ 131,624	160,000
Non-Executive Officer Employee Group	0	0

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1.

Consists of an option to purchase up to 1,493,449 shares of common stock at the purchase price of $1.00 per share.

2.

Consists of options to purchase up to 290,000 shares of common stock at the weighted average purchase price of $0.81 per share.

3.

Consists of an option to purchase up to 125,000 shares of common stock at the purchase price of $1.03 per share.

4.

Consists of options to purchase up to 150,000 shares of common stock at the purchase price of $1.11 per share.

5.

Consists of options to purchase up to 270,000 shares of common stock at the weighted average purchase price of $0.95 per share.

6.

Consists of options to purchase up to 240,000 shares of common stock at the weighted average purchase price of $0.93 per share.

Securities Authorized for Issuance under Equity Compensation Plans

Equity Compensation Plans as of December 31, 2012.

Equity Compensation Plan Information
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders (1)	1,695,250	$1.08	1,844,750
Equity compensation plans not approved by security holders (2)	454,863	$0.98	-0-
Total	2,150,113	$1.06	1,844,750

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(1)

Reflects our 2010 Employee Stock Plan for the benefit of our directors, officers, employees and consultants. We have reserved 2,500,000 shares of common stock for such persons pursuant to that plan.

(2)

Comprised of common stock purchase warrants we issued for services.

PROPOSALS BY SECURITY HOLDERS

None

DISSENTERS' RIGHTS OF APPRAISAL

Under Delaware General Corporate Law and our certificate of incorporation and bylaws, no stockholder has any right to dissent to the Company's approval of the amendment to paragraph 4 of the Plan to increase the number of shares of Common Stock available for issuance under the Plan from 2,500,000 to 5,000,000, and we will not independently provide stockholders with any such right. No stockholder is entitled to appraisal of or payment for their shares of the Common Stock.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Pursuant to our bylaws and Delaware General Corporate Law, a vote by the holders of at least a majority of the voting power of our outstanding capital stock is required to approve the amendment to paragraph 4 of the Plan to increase the number of shares of Common Stock available for issuance under the Plan from 2,500,000 to 5,000,000, as described herein.

As of the Record Date, we had 15,321,151 shares of common stock outstanding. Each share of common stock is entitled to one (1) vote.  Of the total potential 15,321,151 votes, more than 50%, or 7,660,575, is required to pass any stockholder resolution. The consenting stockholders of the Company own 13,325,459 shares of common stock representing a total of 86.97% of the total voting power as of the Record Date. Pursuant to Delaware General Corporation Law, the consenting stockholders voted in favor of the actions described herein in a written consent dated October 22, 2013.

The following table sets forth, as of the Record Date, the names, addresses, amount and nature of beneficial ownership and percent of such ownership of each person or group known to our Company to be the beneficial owner of more than five percent (5%) of our common stock:

Security Ownership of Certain Beneficial Owners

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership (2)	% of Class Owned (3)(4)

Semyon Dukach	13,266,063	86.58%

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(1)

In care of our Company at 1810 E. Sahara Ave. Suite 111, Las Vegas, NV 89104.

(2)

To our best knowledge, as of the date hereof, such holders had the sole voting and investment power with respect to the voting securities beneficially owned by them, unless otherwise indicated herein. Includes the person's right to obtain additional shares of common stock within 60 days from the date hereof.

(3)

Based on 15,321,151 shares of common stock outstanding on the Record Date. Does not include shares underlying: (i) options to purchase shares of our common stock under our 2010 Employee Stock Plan, or (ii) outstanding warrants to purchase shares of our common stock.

(4)

If a person listed on this table has the right to obtain additional shares of common stock within 60 days from the date hereof, the additional shares are deemed to be outstanding for the purpose of computing the percentage of class owned by such person, but are not deemed to be outstanding for the purpose of computing the percentage of any other person.

The following table sets forth, as of the Record Date, the names, addresses, amount and nature of beneficial ownership and percent of such ownership of our common stock of each of our officers and directors, and officers and directors as a group:

Security Ownership of Management

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership (2)		% of Class Owned (3)(4)

Semyon Dukach, Chair of Board of Directors	13,266,063		86.58%

Jonathan Strimling Chief Executive Officer	155,565	(5)	1.01%

Ruslan Bondariev Chief Technology Officer; Vice President-Research	100,000	(6)	*

Yvonne Gaudette Vice President of Marketing	0		_

Paul D. Parisi Vice President of Innovation	0		_

Maksym Ilin Vice President-Operations and Customer Service	85,000	(7)	*

Alena Chuprakova Comptroller; Treasurer	75,000	(8)	*

Vadim Yasinovsky Director	64,698	(8)	*

John (Rens) Troost Director	52,698	(9)	*

Directors and Officers as a Group (9 Persons)	13,799,024		90.06%

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*Represents less than 1%

(1)

In care of our Company at 1810 E. Sahara Ave. Suite 111, Las Vegas, NV 89104.

(2)

To our best knowledge, as of the date hereof, such holders had the sole voting and investment power with respect to the voting securities beneficially owned by them, unless otherwise indicated herein.

(3)

Based on 15,321,151 shares of common stock outstanding on the Record Date. Does not include shares underlying: (i) options to purchase shares of our common stock under our 2010 Employee Stock Plan, or (ii) outstanding warrants to purchase shares of our common stock.

(4)

If a person listed on this table has the right to obtain additional shares of common stock within 60 days from the date hereof, the additional shares are deemed to be outstanding for the purpose of computing the percentage of class owned by such person, but are not deemed to be outstanding for the purpose of computing the percentage of any other person.

(5)

Consists of options held by Mr. Strimling to purchase up to 155,565 shares of common stock exercisable within 60 days from the date hereof.

(6)

Consists of 10,000 shares of common stock held by Mr. Bondariev and options held by Mr. Bondariev to purchase up to 90,000 shares of common stock exercisable within 60 days from the date hereof.

(7)

Consists of 10,000 shares of common stock held by Mr. Ilin and options held by Mr. Ilin to purchase up to 75,000 shares of common stock exercisable within 60 days from the date hereof.

(8)

Consists of 10,000 shares of common stock held by Ms. Chuprakova and options held by Ms. Chuprakova to purchase up to 65,000 shares of common stock exercisable within 60 days from the date hereof.

(9)

Consists of 24,698 shares of common stock held by Mr. Yasinovsky and an option held by Mr. Yasinovsky to purchase up to 40,000 shares of common stock exercisable within 60 days from the date hereof.

(10)

Consists of (i) 4,698 shares of common stock held by Mr. Troost; (ii) 8,000 shares of common stock held by Mr. Troost’s spouse; and (iii) an option held by Mr. Troost to purchase up to 40,000 shares of common stock exercisable within 60 days from the date hereof. Mr. Troost disclaims beneficial ownership of the securities held by his spouse.

We are not aware of any arrangements that could result in a change of control.

Executive Compensation

The table below summarizes all compensation awarded to, earned by, or paid to our named executive officers for the fiscal years ended December 31, 2012 and 2011.

Name	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Semyon Dukach(1)	2012	29,167	100,000	-0-	-0-	-0-	-0-	-0-	129,167
Chief Executive Officer, Director	2011	100,000	100,000	-0-	-0-	-0-	-0-	-0-	200,000
Richard Harrison(2)	2012	94,751	95,992	-0-	-0- (3)	-0-	-0-	33,333 (4)	224,076
Chief Executive Officer, President and Chief Operating Officer	2011	175,000	59,842	-0-	-0-	-0-	-0-	-0-	234,842

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1.

Mr. Dukach served as our Chief Executive Officer during 2011 and resigned that position on June 13, 2012. He continues to serve as our Chair of the Board of Directors. Pursuant to a verbal agreement, as our Chief Executive Officer, Mr. Dukach was paid a salary of $100,000 per year and was entitled to an annual bonus to be determined at the sole discretion of the Board of Directors, reimbursement of reasonable business expenses, vacation and sick days in accordance with our corporate policy and any health benefits we offer employees. Mr. Dukach receives no compensation for serving as our Chair of the Board of Directors and his verbal employment agreement and annual salary of $100,000 per year was terminated on June 13, 2012, except that Mr. Dukach is entitled to reimbursement of reasonable business expenses in accordance with our corporate policy and any health benefits the Company offers its other employees.

2.

Mr. Harrison served as our President and Chief Operating Officer during 2011 and resigned that position on June 13, 2012 when he was appointed as our Chief Executive Officer. Under the terms of a written agreement, as our President and Chief Operating Officer, Mr. Harrison was paid a salary of $175,000 per year and was entitled to a bonus based upon achieving certain sales milestones, reimbursement of reasonable business expenses, vacation and sick days in accordance with our corporate policy and any health benefits we offer employees. In addition, Mr. Harrison was granted options to purchase 960,000 shares of common stock at $0.25 per share. In exchange for serving as our Chief Executive Officer, pursuant to written agreement, Mr. Harrison received as compensation, among other things, a base salary of $100,000 per year, along with quarterly performance based bonuses. His existing stock option grant continued. On August 15, 2012, Mr. Harrison resigned as our Chief Executive Officer, along with all other positions he held with our Company.

3.

A total of 563,339 of the 960,000 options granted to Mr. Harrison had vested prior to Mr. Harrison resigning as our Chief Executive Officer.

4.

In connection with Mr. Harrison’s resignation as our Chief Executive Officer, Mr. Harrison received as severance $33,333 and the continuation of health insurance benefits for a period of 4 months after his termination.

We grant stock awards and stock options to our executive officers based on their level of experience and contributions to our Company. The aggregate fair value of awards and options are computed in accordance with FASB ASC 718 and are reported in the Summary Compensation Table above in the columns (e) and (f). The assumptions made in the computation may be found in Note 8:  Stock-Based Compensation to our financial statements contained in our latest Form 10-K Annual Report.

At no time during the last fiscal year was any outstanding option otherwise modified or re-priced, and there was no tandem feature, reload feature, or tax-reimbursement feature associated with any of the stock options we granted to our executive officers or otherwise.

The table below summarizes all of the outstanding equity awards for our named executive officers as of December 31, 2012, our latest fiscal year end.

Outstanding Equity Awards At Fiscal Year-End

	Option Awards					Stock Awards
Name	Number of securities underlying unexercised options(#) exercisable	Number of securities underlying unexercised options(#) unexercisable	Equity incentive plan awards: number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares of units of stock that have not vested ($)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Semyon Dukach	--	--	--	--	--	--	--	--	--
Chief Executive Officer, Chair of Board of Directors
Richard Harrison(1)	563,339	396,661	--	0.25	08/01/20	--	--	--	--
President and Chief Operating Officer

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(1)

On August 1, 2010 Mr. Harrison was awarded an option to purchase up to 960,000 shares of common stock at an exercise price of $.25 per share. The options vest over a period of 48 months at the rate of 16,666 per month during the first 24 months, commencing on August 1, 2010, and 23,333 per month during the second 24 months, commencing on August 1, 2012. On August 15, 2012, Mr. Harrison resigned as our Chief Executive Officer, along with all other positions he held with our Company. A total of 563,339 of the 960,000 options granted to Mr. Harrison had vested prior to Mr. Harrison resigning as our Chief Executive Officer.

Compensation of Directors

Set forth below is a summary of the compensation of our directors during our December 31, 2012 fiscal year.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Semyon Dukach (1)	--	--	--	--	--	--	--

John (Rens) Troost (2)	$10,000	--	$59,230	--	--	--	--

Vadim Yasinovsky (2)	$10,000	--	$59,230	--	--	--	--

Brad Harkavy (2)	$10,000	--	$59,230	--	--	--	--

Mark S. Dailey (4)	$10,000	--	$59,230	--	--	--	--

———————

(1)

Serves as an executive officer and a director but receives no compensation for serving as a director.

(2)

Represents director fees for this director of $2,500 per quarter paid during 2012. Additionally, on January 23, 2012, this director received an option to purchase up to 80,000 shares of company stock at an exercise price of $1.59 that vests pursuant to the following schedule: Twenty Thousand (20,000) options vested immediately and the remaining options vest in three (3) equal annual installments of Twenty Thousand (20,000) options per year commencing on the 1st day of each one year anniversary of the grant date. All of the options expire on January 22, 2022.

The aggregate fair value of option awards are computed in accordance with FASB ASC 718. The assumptions made in the computation may be found in Note 8:  Stock-Based Compensation to our financial statements contained in our latest Form 10-K Annual Report.

INTERESTS OF CERTAIN PERSONS IN OR IN OPPOSITION TO MATTERS TO BE ACTED ON

Other than their described award interest granted to our executive officers and directors pursuant to our Plan, as amended, no director, executive officer, or any associate thereof, or any other person has any interest, direct or indirect, by security holdings or otherwise, in the corporate action taken by our Board of Directors and the holders of the majority of the voting power that is described in this Information Statement.

No director is opposed to the matters described in this Information Statement.

AVAILABLE INFORMATION

We are subject to the informational requirements of the Securities Exchange Act of 1934 and must file reports, proxy statements and other information with the Securities and Exchange Commission (the “Commission”). The reports, information statements and other information we file with the Commission can be inspected and copied at the Commission Public Reference Room, 100 F Street, NE, Washington, DC 20549. You may obtain information on the operation of the Public Reference Room by calling the Commission at (800) SEC-0330. The Commission also maintains a Web site (http://www.sec.gov) that contains reports, proxy, and information statements and other information regarding registrants, like us, which file electronically with the Commission.

Additionally, copies of the Company’s Commission filings are available under the Company-Investor Relations page of the Company’s website at www.smtp.com. Any stockholder desiring additional Information Statement materials, a copy of any other document incorporated by reference in this Information Statement, or a copy of the Company’s bylaws should contact the Company’s Secretary. Requests should be directed to SMTP, Inc., 1810 E. Sahara Ave. Suite 111, Las Vegas, NV 89104. Telephone 877-705-9362 ext. 205.

By Order of the Board of Directors,

/s/ Semyon Dukach

Chair of the Board of Directors

Las Vegas, NV

October 28, 2013

Appendix A

AMENDMENT No. 2

TO

SMTP, INC.  2010 EMPLOYEE STOCK PLAN

The SMTP, Inc. 2010 Employee Stock Plan (the “Plan”) is hereby amended as follows (capitalized terms used herein and not defined herein shall have the respective meaning ascribed to such terms in the Plan):

1. Paragraph 4 of the Plan shall be deleted in its entirety and replaced with the following:

4. Stock.   The stock subject to Options, Awards and Purchases shall be authorized but unissued shares of Common Stock of the Company, no par value (the “Common Stock”), or shares of Common Stock reacquired by the Company in any manner.  The aggregate number of shares that may be issued pursuant to the Plan is 5,000,000, subject to adjustment as provided in paragraph 13.  Any such shares may be issued as ISOs, Non-Qualified Options or Awards, or to persons or entities making Purchases, so long as the number of shares issued does not exceed such number, as adjusted. If any Option granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, or if the Company shall reacquire any unvested shares issued pursuant to Awards or Purchases, the unpurchased shares subject to such Options and any unvested shares so reacquired by the Company shall again be available for grants of Stock Rights under the Plan.

2. All other provisions of the Plan remain in full force and effect, other than any provision that conflicts with the terms and spirit of this amendment.

Adopted by the Board of Directors on August 15, 2013.

Adopted by the Shareholders on October 22, 2013.